UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2018

New York REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36416	27-1065431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500 Boston, Massachusetts 02114
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (617) 570-4750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Completion of 1-for-10 Reverse Stock Split

On March 15, 2018, New York REIT, Inc. (the “Company”) completed a previously announced reverse stock split of the Company’s common stock, at a ratio of 1-for-10 (the “Reverse Stock Split”). The Reverse Stock Split took effect at 5:00 p.m. Eastern Time on March 15, 2018.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Charter Amendments

In connection with the Reverse Stock Split, on March 15, 2018, the Company filed two Articles of Amendment (the “Charter Amendments”) to its charter that provided for:

(i)	a 1-for-10 reverse stock split of the Company’s issued and outstanding common stock (the “Common Stock”), effective at 5:00 p.m. Eastern Time on March 15, 2018;

(ii)	the par value of the Common Stock to be decreased from $0.10 per share (as a result of the 1-for-10 Reverse Stock Split) back to $0.01 per share, effective at 5:01 p.m. Eastern Time on March 15, 2018; and

(iii)	the total number of shares that the Company has authority to issue to be decreased from 350,000,000 to 35,000,000 shares, of which (a) 30,000,000 is designated as Common Stock; and (b) 5,000,000 is designated as preferred stock, $0.01 par value per share, effective at 5:01 p.m. Eastern Time on March 15, 2018.

The foregoing description of the Charter Amendments does not purport to be complete and is qualified in its entirety by reference to the complete Charter Amendments, copies of which are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On March 15, 2018, the Company issued a press release. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Such press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Articles of Amendment – Reverse Stock Split.
3.2	Articles of Amendment – Par Value/Authorized Shares Decrease.
99.1	Press Release dated March 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2018	By:	/s/ Wendy Silverstein
		Name:	Wendy Silverstein
		Title:	Chief Executive Officer and President